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                                                                       EXHIBIT 1



                                1,767,662 SHARES

                           CONSOLIDATED WATER CO. LTD.

                                 ORDINARY SHARES

                               -------------------

                             UNDERWRITING AGREEMENT

                               -------------------




                                                      Philadelphia, Pennsylvania
                                                                   June 30, 2003




JANNEY MONTGOMERY SCOTT LLC
WELLS FARGO SECURITIES, LLC
As Representatives of the Several Underwriters Named in Schedule I hereto c/o Janney Montgomery Scott LLC
1801 Market Street
Philadelphia, PA  19103

Ladies and Gentlemen:

                  Consolidated Water Co. Ltd., a Cayman Islands corporation ("CWCO"), proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), for whom Janney Montgomery Scott LLC and Wells Fargo Securities, LLC are serving as Representatives (the "Representatives"), an aggregate of 1,200,000 Ordinary Shares, par value CI$1.00 per share (the "Ordinary Shares") of CWCO, and the person named in Schedule II hereto (the "Selling Shareholder") proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 567,662 Ordinary Shares. The Ordinary Shares to be sold to the Underwriters by CWCO and the Selling Shareholder are referred to herein as the "Firm Shares." The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Firm Shares shall be offered to the public at a public offering price of $14.75 per Firm Share (the "Offering Price").

                  In order to cover over-allotments in the sale of the Firm Shares, the Underwriters may, at the Underwriters' election and subject to the terms and conditions stated herein, purchase ratably in proportion to the amounts set forth opposite their respective names in Schedule I


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hereto, for the Underwriters' own accounts up to 265,150 additional shares of
Ordinary Shares from CWCO. Such 265,150 additional shares of Ordinary Shares are referred to herein as the "Optional Shares." If any Optional Shares are purchased, the Optional Shares shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the "Shares."

                  CWCO, the Selling Shareholder and the Underwriters, intending to be legally bound, hereby confirm their agreement as follows:

         1. REPRESENTATIONS AND WARRANTIES OF CWCO. CWCO represents and warrants to, and agrees with, the several Underwriters that:

                  (a) CWCO has prepared, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times, and has filed with the SEC a registration statement on Form F-2 (File No. 333-104902) and one or more amendments thereto for the purpose of registering the Shares under the Act. Copies of such registration statement and any amendments thereto, and all forms of the related prospectus contained therein, have been delivered to the Representatives. Any preliminary prospectus included in such registration statement or filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of such registration statement, including all exhibits thereto and the information contained in the form of a final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with Section 6(a) of this Agreement and deemed by virtue of Rule 424 of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A of the Regulations, are hereinafter collectively called the "Registration Statement." The final prospectus in the form included in the Registration Statement or first filed with the SEC pursuant to Rule 424(b) of the Regulations and any amendments or supplements thereto, including the information (if any) deemed to be part of that prospectus at the time of effectiveness pursuant to Rule 430A of the Regulations, is hereinafter called the "Prospectus." All references to the Registration Statement, the Preliminary Prospectus and the Prospectus include all documents incorporated therein by reference. If CWCO has filed an abbreviated registration statement to register additional Ordinary Shares pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

                  (b) The Registration Statement has become effective under the Act, and the SEC has not issued any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus, nor has the SEC instituted or, to the knowledge of CWCO, threatened to institute proceedings with respect to such an order. For purposes of this Agreement, "to the knowledge of CWCO," means the actual knowledge of CWCO and/or any executive officer or director of CWCO, and an individual shall be deemed to have "knowledge" of a particular fact, circumstance or other matter if: (i) such person is actually aware of such fact or matter, or (ii) an individual could have obtained such fact, circumstance or



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other matter through a due inquiry concerning the truth or existence of such fact, circumstance or other matter. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives as provided for in
Section 6(f) hereof has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of CWCO, threatened. CWCO has complied in all material respects with all requests of the SEC, or requests of which CWCO has been advised of any state or foreign securities commission in a state or foreign jurisdiction designated by the Representatives as provided for in
Section 6(f) hereof, for additional information to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus. Each Preliminary Prospectus conformed to all the requirements of the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, on the date on which it was declared effective by the SEC (the "Effective Date") and when any post-effective amendment thereof shall become effective, and the Prospectus, at the time it is filed with the SEC including, if applicable, pursuant to Rule 424(b), and on the Closing Date (as defined in Section 4 hereof) and any Option Closing Date (as defined in Section 5(b) hereof), conformed and will conform in all material respects to all the requirements of the Act and the Regulations, and did not and will not, on any of such dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to CWCO by or on behalf of any Underwriter through the Representatives expressly for use therein or the omission of any information regarding the Underwriters.

                  (c) Any documents incorporated by reference into the Prospectus pursuant to Item 6 of Form F-2 under the Act, at the time they were filed with the SEC, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the Exchange Act Regulations and did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

                  (d) There are no legal or governmental proceedings pending or, to the knowledge of CWCO, threatened to which CWCO or any of its subsidiaries is a party or to which any of the properties of CWCO or any subsidiary are subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (e) CWCO is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business as described in the Prospectus, and to execute, deliver and perform this Agreement. Belize Water Limited, a corporation incorporated in Belize ("Belize Water"), is a wholly owned subsidiary of CWCO. Belize Water has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business. CWCO and Belize Water



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are duly qualified to do business, and are in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity, business or prospects (collectively, the "Business Conditions") of CWCO, Belize Water or, as applicable, the Acquired Companies (as hereinafter defined).

                  (f) DesalCo Limited ("DesalCo") is a company duly organized, validly existing and in good standing under the laws of the Cayman Islands, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business as described in the Prospectus. Ocean Conversion (Cayman) Limited ("OCC") is a company duly organized, validly existing and in good standing under the laws of the Cayman Islands, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business as described in the Prospectus. Ocean Conversion
(BVI) Ltd. ("OCBVI") is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business as described in the Prospectus. DesalCo (Barbados) Ltd. ("DesalCo Barbados") is a company duly organized, validly existing and in good standing under the laws of the Barbados, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business as described in the Prospectus. Waterfields Company Limited ("Waterfields," and together with DesalCo, DesalCo Barbados, OCC and OCBVI, the "Acquired Companies") is a company duly organized, validly existing and in good standing under the laws of the Bahamas, and has the corporate power and authority to own or lease and operate its properties and to conduct its current business as described in the Prospectus. The Acquired Companies are each duly qualified to do business as foreign corporations, and are in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the Business Conditions of any Acquired Company. CWCO, Belize Water and the Acquired Companies are hereinafter sometimes collectively referred to as the "CWCO Group."

                  (g) All of the outstanding shares of capital stock of Belize Water have been duly authorized and validly issued, are fully paid and non-assessable and are owned by CWCO free and clear of all liens, encumbrances and security interests, except as otherwise disclosed in the Prospectus; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in Belize Water or securities convertible into or exchangeable for capital stock of, or other ownership interests in Belize Water are outstanding, except as disclosed in the Prospectus. Neither CWCO, the Acquired Companies nor Belize Water owns any stock or other interest whatsoever, whether equity or debt, in any corporation, partnership or other entity other than (i) CWCO's ownership of Belize Water, Cayman Water Company Limited, Hurricane Hideaway Marine Ltd., Belize Water Services Ltd., Waterfields, OCC and DesalCo; (ii) DesalCo's ownership of OCC, OCBVI, DesalCo Barbados and Waterfields; and (iii) OCBVI's ownership of JVD Ocean Desalination Ltd.

                  (h) All of the outstanding shares of capital stock of the Acquired Companies have been duly authorized and validly issued, are fully paid and non-assessable, and none of the outstanding shares of the Acquired Companies' capital stock has been issued in violation of any preemptive rights of any security holder of any of the Acquired Companies. All shares of the



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Acquired Companies, that have been acquired by CWCO, are owned by CWCO free and clear of all liens, encumbrances and security interests, except as otherwise disclosed in the Prospectus; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in any of the Acquired Companies or securities convertible into or exchangeable for capital stock of, or other ownership interests in any of the Acquired Companies are outstanding, except as disclosed in the Prospectus.

                  (i) There are no legal or governmental proceedings pending or, to the knowledge of CWCO, threatened to which any of the Acquired Companies are a party or to which any of the properties of the Acquired Companies are subject that are required to be described in the Registration Statement or the Prospectus and are not so described, and there are no statutes, regulations, contracts or other documents concerning the Acquired Companies that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (j) This Agreement has been duly authorized, executed and delivered by CWCO and constitutes its legal, valid and binding obligation, enforceable against CWCO in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to applicability of general principles of equity and except, as to this Agreement, as rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

                  (k) The execution, delivery and performance of this Agreement and the transactions contemplated herein, do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with any term or provision of CWCO's or Belize Water's respective Amended and Restated Memorandum of Association or Amended and Restated Articles of Association or similar governing instruments; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of CWCO or Belize Water or require any payment by CWCO or Belize Water or impose any liability on CWCO or Belize Water pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which CWCO or Belize Water is a party or by which any of their respective properties are bound or affected other than this Agreement, except where such breach, default, modification, termination, lien, security interest, charge, encumbrance, payment or liability could not reasonably be expected to have a material adverse effect on the Business Conditions of CWCO or Belize Water, taken as a whole; (iii) assuming compliance with the rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to the offer and sale of the Shares, violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over CWCO or Belize Water or any of their respective properties or businesses, except where such violation could not reasonably be expected to have a material adverse effect on the Business Conditions of CWCO or Belize Water, taken as a whole; or (iv) result in a breach, termination or lapse of CWCO's or Belize Water's corporate power and authority to own or lease and operate their respective properties and conduct their respective businesses, except as disclosed in the Prospectus.


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                  (l) The execution, delivery and performance of this Agreement and the transactions contemplated herein, do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with any term or provision of the Acquired Companies' respective governing documents; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of the Acquired Companies or require any payment by any of the Acquired Companies or impose any liability on any of the Acquired Companies pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which any of the Acquired Companies is a party or by which any of their respective properties are bound or affected, except where such breach, default, modification, termination, lien, security interest, charge, encumbrance, payment or liability could not reasonably be expected to have a material adverse effect on the Business Conditions of CWCO or any of the Acquired Companies; (iii) violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Acquired Companies or any of their respective properties or businesses, except where such violation could not reasonably be expected to have a material adverse effect on the Business Conditions of CWCO or any of the Acquired Companies; or (iv) result in a breach, termination or lapse of any of the Acquired Companies' corporate power and authority to own or lease and operate their respective properties and conduct their respective businesses, except where such breach, termination or lapse could not reasonably be expected to have a material adverse effect on the Business Conditions of CWCO or any of the Acquired Companies.

                  (m) At the date or dates indicated in the Prospectus, CWCO had the duly authorized and outstanding capitalization set forth in the Prospectus under the caption "Capitalization" and will have, as of the issuance of the Firm Shares on the Closing Date, the as adjusted capitalization set forth therein as of the date indicated in the Prospectus. On the Effective Date, the Closing Date and any Option Closing Date, there will be no options or warrants or other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of CWCO, except as described in the Prospectus, or securities convertible into or exchangeable for capital stock of CWCO, except as described in the Prospectus or the grant of options after the date of the Prospectus under option plans of CWCO. The information in the Prospectus insofar as it relates to all outstanding options and other rights to acquire securities of CWCO as of the dates referred to in the Prospectus is true and correct in all material respects.

                  (n) The currently outstanding shares of CWCO's capital stock have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of CWCO's capital stock has been issued in violation of any preemptive rights of any security holder of CWCO. The holders of the outstanding shares of CWCO's capital stock are not subject to personal liability solely by reason of being such holders. All previous offers and sales of the outstanding shares of CWCO's capital stock made by or on behalf of CWCO, whether described in the Registration Statement or otherwise, were made in conformity with applicable federal, state and foreign securities laws. The authorized capital stock of CWCO, including, without limitation, the outstanding Ordinary Shares, the Shares being issued, and the outstanding options to purchase Ordinary Shares conform in all material respects with the



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descriptions thereof in the Prospectus, and such descriptions conform in all material respects with the instruments defining the same.

                  (o) When the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the laws of the Cayman Islands. Except for the registration rights granted to R. Jerry Falkner ("Falkner") pursuant to that certain Stock Option Agreement dated December 15, 1998 between CWCO and Falkner, neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of CWCO any rights for or relating to the registration of any Ordinary Shares or any other capital stock of CWCO or any rights to convert or have redeemed or otherwise receive anything of value with respect to any other security of CWCO.

                  (p) No consent, approval, authorization, order, registration, license or permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by CWCO of this Agreement and the consummation of the transactions contemplated hereby or described in the Prospectus, except (i) such as may be required for the registration of the Shares under the Act, the Exchange Act, and for compliance with the applicable state securities laws or the Bylaws, rules and other pronouncements of the NASD, and (ii) as disclosed in the Prospectus.

                  (q) The Ordinary Shares (including the Shares) are registered pursuant to Section 12(g) of the Exchange Act. The issued and outstanding Ordinary Shares are included for quotation on the Nasdaq National Market. Neither CWCO nor, to CWCO's knowledge, any other person has taken any action designed to cause, or likely to result in, the termination of the registration of the Ordinary Shares under the Exchange Act. CWCO has not received any notification that the SEC or the NASD is contemplating terminating such registration or inclusion.

                  (r) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act or the Regulations, and there are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, referred to or filed, as required.

                  (s) Each contract or other instrument (however characterized or described) to which CWCO, Belize Water and each Acquired Company is a party or by which any of their respective properties or businesses is bound or affected and which is material to the conduct of the CWCO Group's business has been (i) duly and validly executed by CWCO, Belize Water and each Acquired Company and, (ii) to the knowledge of CWCO, by the other parties thereto. Each such contract or other instrument is in full force and effect and is enforceable in all material respects against the parties thereto in accordance with its terms, except as enforcement may be



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limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to applicability of general principles of equity, and neither CWCO, Belize Water nor any Acquired Company is, and to the knowledge of CWCO, no other party thereto is, in default thereunder, except where such default would not have a material adverse effect on the Business Conditions of the CWCO Group, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to the disclosure in the Prospectus with respect thereto have been obtained.

                  (t) The consolidated financial statements of CWCO (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial position of CWCO as of the respective dates thereof, and the results of operations and cash flows of CWCO for the periods indicated therein, all in conformity with generally accepted accounting principles, except as disclosed therein. The supporting notes included in the Registration Statement fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The financial information included in the Prospectus under the captions "Prospectus Summary - Summary Consolidated Financial Information," "Prospectus Summary - Summary Unaudited Pro Forma Financial Data," "Selected Consolidated Financial Information," "Unaudited Condensed Pro Forma Consolidated Financial Statements," "Use of Proceeds" and "Capitalization" presents fairly the information shown therein and has been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The unaudited pro forma adjustments to financial information included in the Registration Statement have been properly applied to the historical amounts in the compilation of that information to reflect the sale by CWCO and the Selling Shareholder of 1,767,662 Ordinary Shares offered thereby at an assumed offering or actual price set forth in the Preliminary Prospectus or the Prospectus, as the case may be, and the application of the estimated net proceeds therefrom.

                  (u) The combined financial statements of DesalCo, DesalCo Barbados, OCC and OCCBVI (including the notes thereto) and the financial statements of Waterfields (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial position of each such Acquired Company as of the respective dates thereof, and the results of operations and cash flows of each such Acquired Company for the periods indicated therein, all in conformity with generally accepted accounting principles, except as disclosed therein. The supporting notes included in the Registration Statement fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The financial information relating to each Acquired Company included in the Prospectus under the captions "Prospectus Summary - Summary Consolidated Financial Information," "Prospectus Summary - Summary Unaudited Pro Forma Financial Data," "Selected Consolidated Financial Information," and "Unaudited Condensed Pro Forma Consolidated Financial Statements," presents fairly the information shown therein and has been compiled on a basis consistent with that of the financial statements included in the Registration Statement.

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been



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(i) any material adverse change (including, whether or not insured against, any material loss or damage to any material assets), or development involving a prospective material adverse change, in the Business Conditions of CWCO, Belize Water or the business conditions of the Acquired Companies; (ii) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which CWCO, Belize Water or any Acquired Company is a party; (iii) any transaction entered into by CWCO, Belize Water or any Acquired Company not in the ordinary course of its business that is material to CWCO, Belize Water or any Acquired Company; (iv) any dividend or distribution of any kind declared, paid or made by CWCO on its capital stock, except for and to the extent described in the Prospectus; (v) any liabilities or obligations, direct or indirect, incurred by CWCO, Belize Water or any Acquired Company that are material to CWCO, Belize Water or any Acquired Company other than the issuance of shares pursuant to the exercise of options or the grant of options under CWCO's stock option plans; (vi) any change in the capitalization of CWCO, Belize Water or any Acquired Company; or (vii) any change in the indebtedness of CWCO, Belize Water or any Acquired Company that is material to the CWCO Group. CWCO, Belize Water and the Acquired Companies have no contingent liabilities or obligations that are material to the CWCO Group that are not expressly disclosed in the Prospectus.

                  (w) CWCO has not distributed, and will not distribute, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations. Except for the letter agreement dated March 21, 2002 between CWCO and Janney Montgomery Scott LLC, neither CWCO nor any of its officers, directors or affiliates has (i)taken, nor shall CWCO or such persons take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Ordinary Shares, or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of CWCO.

                  (x) CWCO, Belize Water and each Acquired Company has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all material tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due, other than those being contested in good faith and for which adequate reserves have been provided. CWCO, Belize Water and each Acquired Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and none of them is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against CWCO, Belize Water or any Acquired Company that might materially adversely affect the Business Conditions of the CWCO Group.

                  (y) To the knowledge of CWCO, (i) KPMG Cayman Islands ("KPMG"), which has given its report on certain financial statements included as part of the Registration Statement, is a firm of independent certified public accountants as required by the Act and the

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Regulations with respect to CWCO, (ii) Deloitte & Touche which has given its report on certain financial statements included as part of the Registration Statement, is a firm of independent certified public accountants as required by the Act and the Regulations with respect to CWCO and (iii)
PricewaterhouseCoopers which has given its report on certain financial statements included as part of the Registration Statement, is a firm of independent certified public accountants as required by the Act and the Regulations with respect to CWCO.

                  (z) None of CWCO, Belize Water or any Acquired Company is in violation of, or in default under, any of the terms or provisions of (i) its Amended and Restated Memorandum of Association or Amended and Restated Articles of Association or similar governing instruments and (ii) except where any such default would not reasonably be expected to have a material adverse effect on the Business Conditions of the CWCO Group, (A) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound or affected,
(B) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, or (C) any license, permit, certification, registration, approval, consent or franchise.

                  (aa) Except as expressly disclosed in the Prospectus, there are no claims, actions, suits, protests, proceedings, arbitrations, investigations or inquiries pending before, or, to CWCO's knowledge, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal to which CWCO, Belize Water or any Acquired Company is or may be made a party that could reasonably be expected to affect the validity of any of the outstanding Ordinary Shares, or that, if determined adversely to CWCO, Belize Water or any Acquired Company would, in any case or in the aggregate, result in any material adverse change in the Business Conditions of the CWCO Group, nor, to CWCO's knowledge, is there any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining CWCO, Belize Water or any Acquired Company from, or requiring CWCO, Belize Water or any Acquired Company to take or refrain from taking, any action, or to which CWCO, Belize Water or any Acquired Company or their properties, assets or businesses are bound or subject, except for such orders, judgments or decrees which would not have a material adverse effect on the Business Conditions of the CWCO Group.

                  (bb) Each of CWCO, Belize Water and the Acquired Companies owns, or possesses adequate rights to use, or can acquire on reasonable terms, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including any unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for CWCO's, Belize Water's or each Acquired Company's business), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of the business of CWCO, Belize Water and each Acquired Company as described in the Prospectus (collectively, the "Intellectual Property"), except where the failure to own or possess or otherwise be able to acquire such Intellectual Property would not have a material adverse effect on the Business Conditions of the CWCO Group. To CWCO's knowledge, none of CWCO, Belize Water or any Acquired Company has infringed, is infringing nor have received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the Business Conditions of CWCO, Belize Water or any Acquired Company, and CWCO knows of no reasonable basis therefor. To the actual knowledge of CWCO, no other parties have infringed upon or are in conflict with any Intellectual Property. None of CWCO, Belize Water or any Acquired Company is a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by CWCO, Belize Water or any Acquired Company as the case may be to any person by reason of the ownership or use of any Intellectual Property.

                  (cc) Each of CWCO, Belize Water and the Acquired Companies has good and marketable title to all property described in the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances and the like, except such as are expressly described or referred to in the Prospectus or such as do not materially adversely affect the Business Conditions or the conduct of the business of CWCO, Belize Water and the Acquired Companies, as described in the Prospectus. Each of CWCO, Belize Water and the Acquired Companies has insured its property against loss or damage by fire, hurricane or other casualty, in amounts reasonably believed by CWCO to be adequate, and maintains insurance against such other risks as management of CWCO deems appropriate. All real and personal property leased by CWCO, Belize Water and the Acquired Companies as described or referred to in the Prospectus, is held by CWCO, Belize Water and the Acquired Companies, as applicable, under valid leases, except where the invalidity of any lease would have a material adverse effect on the Business Conditions of the CWCO Group. The executive offices and facilities of CWCO, Belize Water and the Acquired Companies (the "Premises"), and all operations presently or formerly conducted thereon by CWCO, Belize Water or the Acquired Companies or any predecessors thereof, are now and, since CWCO or Belize Water began to use such Premises, always have been and, to the knowledge of CWCO prior to when CWCO or Belize Water began to use such Premises, always had been, in compliance with all statutes, ordinances, regulations, rules, standards and requirements of common law applicable to the areas in which CWCO, Belize Water and the Acquired Companies provide service concerning or relating to industrial hygiene and the protection of health and the environment (collectively, the "Environmental Laws"), except to the extent that any failure in such compliance would not materially adversely affect the Business Conditions of CWCO, Belize Water or the Acquired Companies. To the knowledge of CWCO, the facilities of CWCO, Belize Water and the Acquired Companies produce water of sufficient quality and quantity to supply the current and planned customers and service areas of CWCO, Belize Water and the Acquired Companies, and are not subject to any restriction on water processing under any law, regulation, rule, order or permit, except as expressly described in the Prospectus and such as do not materially adversely affect the Business Conditions or the conduct of the business of CWCO, Belize Water or the Acquired Companies, as described in the Prospectus. To the knowledge of CWCO, there are no conditions on, about, beneath or arising from the Premises, in close proximity to the Premises or at any other location that might give rise to liability or the imposition of a statutory lien under any of the Environmental Laws, or affect the quality of the water processed by CWCO, Belize Water or the Acquired Companies, and that would materially adversely affect the Business Conditions of CWCO, Belize Water or the Acquired Companies, except as described in the Prospectus. Except as expressly disclosed in the Prospectus, or which will not materially adversely affect the Business Conditions of CWCO (i) none of CWCO, Belize Water or any Acquired Company has received notice or has knowledge of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against CWCO, Belize Water or any Acquired Company or any portion of the Premises or any parcel in close proximity to the Premises relating to any of the Environmental Laws and (ii) none of CWCO, Belize Water or any Acquired Company has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with "hazardous substances" (as defined by applicable Environmental Laws) on, about, beneath, arising from or generated at the Premises, near the Premises or at any other location.

                  (dd) Each of CWCO, Belize Water and the Acquired Companies maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ee) CWCO, Belize Water, and the Acquired Companies and their respective affiliates (the "Employers") have established, maintain, contribute to, are required to contribute to, are a party to, or are bound by contractual commitments with respect to, certain pension, retirement, or profit-sharing plans, deferred compensation, bonus, or other incentive plans, or medical, vision, dental, or other health and welfare benefit plans, or life insurance or disability plans, or any other employee benefit plans, programs, arrangements, agreements, or understandings (the "Plans").

         With respect to each of the Plans:

                  (i) The terms of each of the Plans are in writing, and each of the Plans has been maintained and administered in accordance with its terms and any applicable collective bargaining agreements.

                  (ii) Each of the Plans has been maintained and administered in compliance with all regulations, rules, standards and requirements of the common law or the law of the Cayman Islands, the Bahamas, Belize, Barbados and the British Virgin Islands thereof concerning the establishment, funding, taxation and administration of such Plans, including without limitation any such laws governing the conduct of the trustees, fiduciaries or administrators of such Plans (collectively, the "Employee Benefits Laws") except to the extent any failure in such compliance would not adversely affect the Business Conditions of CWCO, Belize Water or any of the Acquired Companies. None of the Plans are subject to the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

                  (iii) None of the Plans is a defined benefit pension plan, under which the Employer is obligated to fund, or contribute to the funding of, the payment of a defined retirement benefit based on an employee's accumulated compensation, service or other factors.

                  (iv) None of the Plans provides retiree life or retiree health insurance, except as may be required by applicable Employee Benefits laws.

                  (v) There are no actions, suits or claims (other than routine claims for benefits in the ordinary course) pending or, to CWCO's knowledge, threatened, and to CWCO's best knowledge, there are no facts which could give rise to any such actions, suits or claims (other than routine claims for benefits in the ordinary course).

                  (vi) All contributions and/or insurance premiums required to be paid as of the Closing Date by the Employers with respect to such Plans have been paid.

                  (vii) The Employers have made all disclosures to participants and governmental authorities, including tax filings as applicable, with respect to such Plans as may be required by applicable Employee Benefits law.

                  (ff) No labor dispute exists with CWCO's, Belize Water's or the Acquired Companies' employees, and to CWCO's knowledge, no such labor dispute is threatened. CWCO has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of CWCO, Belize Water or the Acquired Companies that would materially adversely affect the Business Conditions of CWCO Group. None of CWCO's, Belize Water's or the Acquired Companies' employees is covered by a collective bargaining agreement and no union organizing activity exists with respect to any of such employees.

                  (gg) Neither CWCO, Belize Water nor any one of the Acquired Companies has incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein other than as disclosed in the Prospectus.

                  (hh) CWCO is familiar with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and CWCO intends to conduct, its affairs in such a manner as to ensure that it will not be an "investment company" or an entity " controlled" by an investment company within the meaning of the 1940 Act and the rules and regulations thereunder.

                  (ii) CWCO, Belize Water and each Acquired Company has received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "Permits") of governmental or regulatory authorities as may be required of them to own their properties and conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except to the extent that failure to receive such Permits would not have a material adverse effect on the Business Conditions of CWCO Group; and CWCO, Belize Water and each Acquired Company has fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of CWCO, Belize Water and each Acquired Company to conduct their businesses.

                  (jj) No statement, representation, warranty or covenant made by CWCO in this Agreement or in any certificate or document required by this Agreement to be delivered to the Representatives is, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among CWCO and any of its officers, directors or shareholders or any affiliate of the foregoing, or any affiliate of the foregoing that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (kk) None of CWCO, Belize Water or any officer, director, employee, partner, agent or other person acting on behalf of CWCO or Belize Water or any Acquired Company or any officer, director, employee, partner, agent or other person acting on behalf of such Acquired Company has, directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the Business Conditions of the CWCO Group, or any actual or proposed business transaction of CWCO, Belize Water or any Acquired Company, as the case may be that (i) could subject CWCO, Belize Water or any Acquired Company to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding that would have a material adverse effect on the Business Conditions of the CWCO Group, or (ii) with respect to CWCO, Belize Water or any Acquired Company or any officer or director thereof, violates any law, rule or regulation to which CWCO, Belize Water or any Acquired Company is subject.

                  Any certificate signed by any officer of CWCO, Belize Water or any Acquired Company in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by CWCO, Belize Water or such Acquired Company as the case may be, to the several Underwriters as to the matters covered thereby.

         2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to each Underwriter that:

                  (a) The Selling Shareholder now has, and on the Closing Date and any Option Closing Date will have, good and marketable title to the Shares to be sold by the Selling Shareholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

                  (b) The Selling Shareholder now has, and on the Closing Date and any Option Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire good and marketable title to such Shares free and clear of any lien, claim, security interest, or other encumbrance.

                  (c) This Agreement between the Selling Shareholder and the Company relating to the Ordinary Shares has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and is the valid and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms.

                  (d) Neither the execution and delivery of this Agreement by or on behalf of the Selling Shareholder nor the consummation of the transactions herein or therein contemplated by or on behalf of the Selling Shareholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required under state securities laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is or may be bound or to which the Selling Shareholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to the Selling Shareholder or to any property or assets of the Selling Shareholder.

                  (e) The Registration Statement and the Prospectus, insofar as they relate to the Selling Shareholder, do not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (f) The Selling Shareholder does not have any actual knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (g) The representations and warranties of the Selling Shareholder in this Agreement are, and on the Closing Date and any Option Closing Date will be, true and correct.

                  (h) The Selling Shareholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares, except as described in the Prospectus.

         3. PURCHASE AND SALE OF FIRM SHARES. On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, CWCO and the Selling Shareholder shall sell the Firm Shares to the several Underwriters at the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus, and the Underwriters, severally and not jointly, shall purchase from CWCO and the Selling Shareholder on a firm commitment basis, at the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus, the respective amounts of the Firm Shares set forth opposite their names on Schedule I hereto. Except as provided in Sections 5 and 13 hereof, the agreement of each Underwriter is to purchase only that number of Shares specified with respect to that Underwriter in Schedule I hereto. The Underwriters shall offer the Shares to the public as set forth in the Prospectus.

         4. PAYMENT AND DELIVERY. The Firm Shares shall be issued in the form of one or more fully registered global securities (the "Global Securities") in book-entry form in such denominations and registered in the name of the nominee of The Depository Trust Company ("DTC") or in such names as the Representatives may request upon at least 48 hours' prior notice to CWCO, and shall be delivered by or on behalf of CWCO and the Selling Shareholder to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as CWCO and the Selling Shareholder shall designate in writing (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by CWCO and the Selling Shareholder). The closing of the sale and purchase of the Firm Shares shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 a.m., Philadelphia, Pennsylvania time, on the third business day after the date of this Agreement, or at such other time on the same or such other date, not later than seven business days thereafter as shall be designated in writing by the Representatives. Such time and date are referred to herein as the "Closing Date." CWCO and the Selling Shareholder shall make the Global Securities representing the Firm Shares available for examination by the Representatives and counsel for the Underwriters at the Philadelphia correspondent office of CWCO's transfer agent not less than one full business day prior to the Closing Date.

         5. OPTION TO PURCHASE OPTIONAL SHARES.

                  (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by CWCO to purchase all or any part of the Optional Shares (the "Over-allotment Option"). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

                  (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to CWCO by a letter sent by facsimile (such notice to be effective when received), addressed as provided in Section 15 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be not earlier than the Closing Date. If such notice is given after two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be not earlier than the Closing Date. If such notice is given after two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives not later than five full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the several Underwriters shall become severally, but not jointly, obligated to purchase from CWCO the number of Optional Shares specified in each notice of exercise of the Over-allotment option (allocated among them in accordance with Section 5(c) hereof).

                  (c) The number of Optional Shares to be purchased by each Underwriter pursuant to each exercise of the Over-allotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Firm Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Firm Shares. Notwithstanding the foregoing, the number of Optional Shares purchased and sold pursuant to each exercise of the Over-allotment Option shall be subject to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in the agreement entered into by and among the Underwriters in connection herewith (the "Agreement Among Underwriters").

                  (d) The Optional Shares shall be issued in the form of one or more Global Securities in book-entry form in such denominations and registered in the name of the nominee of DTC or in such names as the Representatives may request upon at least 48 hours' prior notice to CWCO, and shall be delivered by or on behalf of CWCO to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as CWCO shall designate in writing (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by
CWCO). The closing of the sale and purchase of the Optional Shares shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 a.m., Philadelphia, Pennsylvania time, on the Option Closing Date. CWCO shall make the Global Securities representing the Optional Shares available for examination by the Representatives and counsel for the Underwriters at the Philadelphia correspondent office of CWCO's transfer agent not less than one full business day prior to the Option Closing Date.

         6. CERTAIN COVENANTS AND AGREEMENTS OF CWCO. CWCO covenants and agrees with the several Underwriters as follows:

                  (a) If Rule 430A of the Regulations is employed, CWCO will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.

                  (b) CWCO will not file with the SEC, the Prospectus, any amendment or supplement to the Prospectus or any amendment to the Registration Statement, unless the Representatives have been advised or to which the Representatives shall reasonably object after being so advised, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon reasonable request of the Representatives or counsel for the Underwriters, CWCO will promptly prepare and file with the SEC, in accordance with the Regulations of the SEC, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, CWCO will file any amendment or supplement to the Prospectus with the SEC in the manner and within the time period required by Rule 424(b) under the Act. CWCO will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereof has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each filing or effectiveness.

                  (c) CWCO will advise the Representatives immediately, and confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement is filed with the SEC under Rule 462(c) under the Act or otherwise, (ii) any Rule 462(b) Registration Statement is filed, (iii) of the receipt of any comments from the SEC concerning the Registration Statement, ((iv) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (v) of any request of the SEC for amendment or supplementation of the Registration Statement or Prospectus or for additional information, (vi) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event as a result of which the Registration Statement or the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, (vii) during the period noted in clause (vi) above, of the need to amend the Registration Statement or supplement the Prospectus to comply with the Act, (viii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (ix) of the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or the initiation or threatening of any proceedings for any of such purposes known to CWCO. CWCO will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof.

                  (d) CWCO has delivered to the Representatives, without charge, as many copies of each Preliminary Prospectus as the Representatives have reasonably requested. CWCO will deliver to the Representatives, without charge, from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended) as the Representatives may reasonably request. CWCO hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for purposes permitted by the Act, the Regulations and the securities laws of the states or foreign jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. CWCO has furnished or will furnish to the Representatives at least one original signed copy of the Registration Statement as originally filed and of all amendments and supplements thereto, whether filed before or after the Effective Date, at least one copy of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

                  (e) CWCO will comply with the Act, the Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the continuance of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.

                  (f) CWCO will furnish such information and pay such filing fees and other expenses as may be required, including its counsel's reasonable legal fees and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with CWCO, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, CWCO would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. CWCO will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale. CWCO will furnish such information and pay such filing fees and other expenses as may be required, and otherwise cooperate in the inclusion of the Shares for quotation on the Nasdaq National Market. CWCO will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for a period of three years from the Effective Date.

                  (g) Subject to Section 6(b) hereof, in case of any event (occurring at any time within the period during which, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered under the Act or the Regulations), as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain, in the opinion of counsel for the Underwriters, an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act or the Regulations or any applicable securities laws, CWCO promptly will prepare and file with the SEC, and any applicable state and foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representatives and counsel for the Underwriters) as the Representatives may reasonably request. For purposes of this Section 6(g),

CWCO will provide such information to the Representatives, the Underwriters' counsel and counsel to CWCO as shall be necessary to enable such persons to consult with CWCO with respect to the need to amend or supplement the Registration Statement, Preliminary Prospectus or Prospectus or file any document, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request.

                  (h) CWCO will make generally available to its security holders not later than 45 days after the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, an earnings statement of CWCO (which need not be audited unless required by the Act or the Regulations) that shall comply with Section 11(a) of the Act and Rule 158 thereunder and cover a period of at least 12 consecutive months.

                  (i) For a period of three years from the Effective Date, CWCO will deliver to the Representatives and, upon request, to each of the
Underwriters: ((i) a copy of each report or document, including, without limitation, reports on Forms 6-K, 8-K, 20-F, 10-K and 10-Q (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed or furnished to the SEC or any securities exchange or the NASD, promptly after the date each such report or document is so filed or furnished;
(ii) as soon as practicable, copies of any reports or communications (financial or other) of CWCO mailed to its security holders; and (iii) every material press release in respect of CWCO or its affairs that is released or prepared by CWCO.

                  (j) During the course of the distribution of the Shares, CWCO and its Subsidiaries will not and CWCO shall cause its officers and directors not to, (i) take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock or ((ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

                  (k) CWCO has caused each person listed on Schedule III hereto to execute an agreement (a "Lock-up Agreement") in form and substance satisfactory to the Representatives and the Underwriters' counsel which provides that from the date of the Lock-up Agreement and for a period of 120 days from the Effective Date, such persons will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer or contract to sell, pledge, grant any option for sale or purchase of, agree to sell or otherwise dispose of (collectively, "Disposition") any Ordinary Shares (or any securities convertible into or exercisable or exchangeable for any shares of Ordinary Shares) beneficially owned by such persons now or on the Effective Date, or with respect to which such persons now or on the Effective Date has the power of Disposition, or enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such Disposition, or enter into any such transaction, swap, hedge or other arrangement. The foregoing agreement shall not apply to (i) bona fide gifts of securities provided, the recipient of such gift or contribution agrees in writing as a condition precedent to such gift or contribution to be bound by the terms thereof, or (ii) transfers of securities to affiliates of the transferor if the transfers do not involve a public distribution or public offering and provided, the transferee agrees in writing as a condition precedent to such transfer to be bound by the terms thereof. CWCO has delivered such agreements to the Representatives prior to the date of this Agreement. Appropriate stop transfer instructions will be issued by CWCO to the transfer agent for the Ordinary Shares and a copy of such instructions will be delivered to the Representatives.

                  (l) As of the date of the Lock-up Agreement and for a period of 120 days after the Effective Date, CWCO will not, without the prior written consent of the Representatives, issue or make a Disposition of any Ordinary Shares or any securities convertible into or exercisable or exchangeable for any Ordinary Shares or enter into a transaction which would have the same effect or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Ordinary Shares, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to issue or make any such Disposition or enter into any such transaction, swap, hedge or other arrangement, except ((i) the issuance of Ordinary Shares upon the exercise of currently outstanding options and warrants as described in the Registration Statement and (ii) the grant of options to purchase Ordinary Shares under CWCO's currently outstanding stock option plans and the issuance of Ordinary Shares upon the exercise thereof and (iii) the issuance of redeemable preferred stock under CWCO's Employee Share Incentive Plan. The foregoing agreement shall not apply to (i) bona fide gifts of securities provided, the recipient of such gift or contribution agrees in writing as a condition precedent to such gift or contribution to be bound by the terms thereof, or (ii) transfers of securities to affiliates of the transferor if the transfers do not involve a public distribution or public offering and provided, the transferee agrees in writing as a condition precedent to such transfer to be bound by the terms thereof.

                  (m) For a period of three years from the Effective Date, CWCO will use all reasonable efforts to maintain the listing of the Ordinary Shares (including, without limitation, the Shares) on the Nasdaq National Market or on a national securities exchange.

                  (n) CWCO shall, at its sole cost and expense, supply and deliver to the Representatives and the Underwriters' counsel, within a reasonable period from the Closing Date, transaction binders in such number and in such form and content as the Representatives reasonably request.

                  (o) CWCO will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus.

         7. AGREEMENTS OF THE SELLING SHAREHOLDER. The Selling Shareholder severally agrees with the several Underwriters as follows:

                  (a) The Selling Shareholder will cooperate to the extent reasonably necessary to cause the registration statement or any post-effective amendment thereto to become effective at the earliest possible time.

                  (b) The Selling Shareholder will pay all Federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Shareholder to the Underwriters.

                  (c) The Selling Shareholder will do or perform all things reasonably required to be done or performed by the Selling Shareholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of its Shares pursuant to this Agreement.

                  (d) The Selling Shareholder has executed or will execute a Lock-up Agreement as provided in Section 6(k) above and will not sell, contract to sell or otherwise dispose of any Ordinary Shares, except for the sale of Shares to the Underwriters pursuant to this Agreement and except as otherwise provided in such Lock-up Agreement, prior to the expiration of 120 days after the date of the Prospectus, without the prior written consent of the Representatives.

                  (e) Except as stated in this Agreement and in the Preliminary Prospectus and the Prospectus, the Selling Shareholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares.

                  (f) The Selling Shareholder will advise the Representatives promptly, and if requested by the Representatives, will confirm such advice in writing, within the period of time referred to in Section 6(g) hereof, of any change in CWCO's condition (financial or other), business, prospects, properties, net worth or results of operations or of any change in information relating to the Selling Shareholder or CWCO or any new information relating to CWCO or relating to any matter stated in the Prospectus or any amendment or supplement thereto which comes to the attention of the Selling Shareholder that suggests that any statement made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented, if amended or supplemented) in order to comply with the Act or any other law.

         8. PAYMENT OF FEES AND EXPENSES.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, CWCO will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of CWCO under this Agreement, including: (i) the fees and expenses of the accountants and counsel for CWCO incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, any Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire, the power of attorney executed by each of the Underwriters and the Selected Dealer Agreement and related documents; (iii) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD, including the reasonable fees and expenses of the Underwriters' counsel, provided that the aggregate fees and expenses for Underwriters' counsel under this clause (iii) shall not exceed $10,000; (iv) the filing fees of the SEC; (v) the cost of furnishing to the Underwriters copies of the Registration Statement, Preliminary Prospectuses and Prospectuses as herein provided; (vi) CWCO's travel expenses in connection with meetings with the brokerage community and institutional investors; (vii) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by CWCO; (viii) any fees or costs payable to the Nasdaq National Market as a result of the offering; (ix) the cost of preparing, issuing and delivery to the Underwriters of any certificates evidencing the Shares; (x) the costs and charges of any transfer agent; (xi) the reasonable costs of advertising the offering; (xii) all taxes, if any, on the issuance, delivery and transfer of the Shares sold by CWCO; and (xiii) all other costs and expenses reasonably incident to the performance of CWCO's obligations hereunder that are not otherwise specifically provided for in this Section 8(a); provided, however, that the Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than CWCO's travel expenses, and the fees and expenses of their counsel for other than with respect to NASD matters.

                  (b) CWCO shall pay as due any state or foreign registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the states and foreign jurisdictions in which the Representatives determine to offer or sell the Shares.

         9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 5 on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy and fulfillment of the representations and warranties of CWCO and the Selling Shareholder, to the performance by CWCO and the Selling Shareholder of their respective covenants and obligations hereunder, and to the following additional conditions:

                  (a) If required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations. On or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement (including any document incorporated by reference therein) or the sale of any of the Shares shall have been issued under the Act or any state or foreign securities law, and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of CWCO, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representatives pursuant to
Section 6(f) hereof. Any request on the part of the SEC or any state or foreign securities authority for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

                  (b) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Underwriters. CWCO shall have furnished to such counsel all documents and information that they may have reasonably requested to enable them to pass upon such matters. The Representatives shall have received from the Underwriters' counsel, Ballard Spahr Andrews & Ingersoll, LLP an opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as representatives of the several Underwriters, which opinion shall be satisfactory in all respects to the Representatives.

                  (c) The Representatives shall have received a copy of an executed Lock-up Agreement from CWCO, the Selling Shareholder and each of the persons listed on Schedule III hereto.

                  (d) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives signed opinions of Edwards & Angell, LLP, United States. securities law counsel to CWCO, Charles Adams, Ritchie and Duckworth, Cayman Islands counsel to CWCO, Barrow & Williams, Belize counsel to CWCO, Conyers Dill & Pearman, British Virgin Islands counsel to CWCO, Mackay & Moxey, Bahamas counsel to CWCO and Peter Evelyn & Co., Barbados counsel to CWCO and Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Selling Shareholder, dated as of each such date and addressed to the Representatives individually and as representatives of the several Underwriters to the effect set forth in Exhibit A and Exhibit B hereto or to such effect as is otherwise reasonably satisfactory to the Representatives.

                  (e) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the Business Conditions of the CWCO Group from that set forth therein, whether or not arising in the ordinary course of business; ((iii) the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by CWCO, Belize Water or any of the Acquired Companies other than in the ordinary course of business and as set forth in the Registration Statement or Prospectus, that has not been, but would be required to be, set forth in the Registration Statement or Prospectus; (iv) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, there shall have been no material adverse change, loss, reduction, termination or non-renewal of any contract to which CWCO, Belize Water or any of the Acquired Companies is a party, that has not been, but would be required to be set forth in the Registration Statement or Prospectus; and (v) no action, suit or proceeding at law or in equity shall be pending or threatened against CWCO, Belize Water or any of the Acquired Companies that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or threatened against or directly affecting CWCO, Belize Water or any of the Acquired Companies before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the Business Conditions of CWCO, Belize Water or any of the Acquired Companies.

                  (f) The Representatives shall have received at the Closing Date and any Option Closing Date certificates of the Chief Executive Officer and the Chief Financial Officer of CWCO dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that (i) the representations and warranties of CWCO in this Agreement are true and correct, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and that CWCO has complied with all the agreements, fulfilled all the covenants and satisfied all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, and (ii) the signers of the certificate have carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 9 hereof have been satisfied.

                  (g) The Representatives shall have received at the Closing Date a certificate of the Selling Shareholder dated as of the Closing Date and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that the representations and warranties of the Selling Shareholder in this Agreement are true and correct, as if made at and as of the Closing Date and that the Selling Shareholder has complied with all the agreements, fulfilled all the covenants and satisfied all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date.

                  (h) At the time this Agreement is executed and at the Closing Date and any Option Closing Date the Representatives shall have received a letter, dated the date of delivery thereof, addressed to the Representatives, individually and as representatives of the several Underwriters, in form and substance satisfactory to the Representatives in all respects (including, without limitation, the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) from KPMG:

                  (i) confirming they are independent certified public accountants within the meaning of the Act and the Regulations;

                  (ii) stating that, in their opinion, the consolidated financial statements, schedules and notes of CWCO included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations;

                  (iii) stating that, on the basis of specified procedures, which included a reading of the latest available unaudited interim consolidated financial statements of CWCO (with an indication of the date of the latest available unaudited interim financial statements), a reading of the minutes of the meetings of the shareholders and the Boards of Directors of CWCO and Belize Water and the Audit and Executive and Compensation Committees of such Boards and inquiries to certain officers and other employees of CWCO responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that at a specified date not more than five business days prior to the date of such letter, there was any: (A) change in the capital stock other than (1) the issuance of Ordinary Shares upon the exercise of currently outstanding options and warrants as described in the Prospectus, (2) the grant of options to purchase Ordinary Shares under CWCO's currently outstanding stock options plans and the issuance of Ordinary Shares upon the exercise thereof, and (3) the issuance of redeemable preferred stock under CWCO's Employee Share Incentive Plan, (B) increase in long-term debt of CWCO, which is currently $18,985,000 or
(C) any decrease in consolidated net current assets or shareholders equity of CWCO as compared with the amounts shown in the December 31, 2002 audited balance sheets of CWCO included in the Registration Statement or that for the periods from December 31, 2002 to the date of the latest available unaudited financial statements of CWCO, if any, and to a specified date not more than five days prior to the date of the letter, there were any decreases, as compared to the corresponding periods in the prior year, in operating income or total or per share amounts of net income, except in all instances for changes, decreases or increases that the Registration Statement discloses have occurred or may occur and except for such other changes, decreases or increases which the Underwriters shall in their sole discretion accept.

                  (iv) stating that they have compared specific dollar amounts (or percentages derived from such dollar amounts), numbers of shares and other numerical data and financial information set forth in the Registration Statement that have been reasonably specified by the Representatives prior to the date of this Agreement (in each case to the extent that such dollar amounts, percentages and other information is derived from the general accounting records subject to the internal controls of CWCO's accounting systems, or has been derived directly from such accounting records by analysis or comparison or has been derived from other records and analyses maintained or prepared by CWCO) with the results obtained from the application of readings, inquiries and other appropriate procedures set forth in the letter, and found them to be in agreement.

                  (v) stating that, on the basis of specified procedures, which included (A) a reading of the unaudited pro forma condensed consolidated balance sheet as of December 31, 2002 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2002, included in the Registration Statement; (B) inquiry of management of each of the Acquired Companies who have responsibility for financial and accounting matters; (C) proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements, that nothing came to their attention as a result of the above procedures, however, that caused them to believe that the unaudited pro forma condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                  All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

                  (i) All corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement and the form of the Registration Statement and Prospectus and all other legal matters related to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel to the Underwriters. CWCO shall have furnished to such counsel all documents and information that they shall have reasonably requested to enable them to pass upon such matters.

                  (j) The Shares shall have been included for quotation on the Nasdaq National Market.

                  (k) There shall have been duly tendered to the Representatives for the respective accounts of the Underwriters, certificates representing all of the Shares to be purchased by the Underwriters on the Closing Date or Option Closing date, as the case may be.

                  (l) The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (m) At the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents, information and certificates as they shall have reasonably requested.

                  All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and the Underwriters' counsel. CWCO and the Selling Shareholder shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters, terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to CWCO or the Selling Shareholder.

         10. INDEMNIFICATION AND CONTRIBUTION.

                  (a) CWCO shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of CWCO's representations and warranties made in this Agreement or any untrue statements or alleged untrue statements of material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any application or other document filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the Nasdaq National Market (in this Section 10 collectively called "application"), or the omission or alleged omission from any of the foregoing of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to CWCO by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereto, or in any application or in any communication to the SEC, as the case may be; and further provided, however, that the indemnification contained in this Section 10(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that CWCO has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The obligations of CWCO under this Section 10(a) will be in addition to any liability CWCO may otherwise have.

                  (b) The Selling Shareholder shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act from and against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of the Selling Shareholder's representations and warranties made in this Agreement or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or Prospectus, any application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall only apply with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereto, or in any application or in any communication to the SEC, as the case may be; and further provided, however, that the indemnification contained in this Section 10(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that CWCO has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. In no event, however, shall the liability of the Selling Shareholder for indemnification under this Section 10(b) exceed the proceeds received by the Selling Shareholder from the Underwriters in the offering. The obligations of the Selling Shareholder under this Section 10(b) will be in addition to any liability the Selling Shareholder may otherwise have.

                  (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless CWCO, each of the directors of CWCO, each of the officers of CWCO or the Selling Shareholder who shall have signed the Registration Statement, the Selling Shareholder and each other person, if any, who controls CWCO or the Selling Shareholder within the meaning of the Act to the same extent as the foregoing indemnities from CWCO and the Selling Shareholder to the several Underwriters, but only with respect to any and all loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, Registration Statement or Prospectus or any amendment or supplement thereof or any application or in any communication to the SEC in reliance upon, and in conformity with written information furnished to CWCO by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or any application or in any communication to the SEC, as the case may be. The obligations of each Underwriter under this Section 10(c) will be in addition to any liability which such Underwriter may otherwise have.

                  (d) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnification may be sought pursuant to Section 10(a), (b) or (c) hereof, such person (hereinafter called the "indemnified party") shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding. The indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including, without limitation, the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in Section 10 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under Section 10. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or if the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party or if such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, in any of which events the indemnified party or parties shall be entitled to select counsel to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. The indemnifying party shall be responsible for the fees and disbursements of only one such counsel so engaged by the indemnified party or parties. Expenses covered by the indemnification in Section 10, as the case may be, shall be paid by the indemnifying party as they are incurred by the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. Notwithstanding anything in Section 8 or Section 9 to the contrary, an indemnifying party shall not be liable for any settlement of a claim effected without its written consent, which consent shall not be unreasonably withheld.

         (e) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a), (b) or (c) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein, except by reason of the failure to give notice as required in Section 10(d) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof, in such proportion as is appropriate to reflect the relative benefits received by CWCO and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of CWCO and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by CWCO and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by CWCO and the Selling Shareholder bears to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CWCO or the Selling Shareholder on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  CWCO, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions to this Section 10(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 10(e) to contribute are several in proportion to their individual underwriting obligations and not joint.

         11. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date. All such representations, warranties and agreements of the Underwriters, CWCO and the Selling Shareholder, including, without limitation, the indemnity and contribution agreements contained in Section 10 hereof and the agreements contained in Sections 6, 7, 8, 12 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

         12. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION HEREOF.

                  (a) This Agreement shall become effective at 10:00 a.m., Philadelphia, Pennsylvania time, on the first business day following the Effective Date or at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 8, 10, 11 and 12 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this Section 12, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representatives and CWCO may prevent the provisions of this Agreement (other than those contained in Sections 8, 10, 11 and 12) hereof from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in Section 12(c) hereof before the time the other provisions of this Agreement become effective.

                  (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or any Option Closing Date as provided in Sections 9 and 13 hereof or if any of the following have occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the Business Conditions of CWCO, Belize Water or any of the Acquired Companies, whether or not arising in the ordinary course of business, that would, in the Representatives' opinion, make the offering or delivery of the Shares impracticable; (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change would, in the Representatives' reasonable opinion, make the offering or delivery of the Shares impracticable;
(iii) any suspension or limitation of trading generally in securities on the Nasdaq National Market or any setting of minimum prices for trading or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representatives' reasonable opinion materially and adversely affects trading on such exchange or the over-the-counter market; (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of CWCO, Belize Water or any of the Acquired Companies; (v) declaration of a banking moratorium by the United States, New York or Pennsylvania authorities; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States; or (vii) trading in any securities of CWCO shall have been suspended or halted by the Nasdaq National Market or the SEC.

                  (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
Section 12, the Representatives shall notify CWCO and the Selling Shareholder hereof promptly by telephone or facsimile, confirmed by letter.

         13. DEFAULT BY AN UNDERWRITER.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase on the relevant Closing Date or Option Closing Date, then the Representatives may make arrangements satisfactory to CWCO for the purchase of such Firm Shares by other persons, including any of the Underwriters, but if no such arrangements are made by the relevant Closing Date or Option Closing Date, such Firm Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

                  (b) If such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 13, this Agreement may be terminated by the Representatives or by CWCO without liability on the part of the non-defaulting several Underwriters (except as provided in Section 10 hereof) or CWCO (except as provided in Sections 8 and 10 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to CWCO for damages occasioned by its default hereunder.

                  (c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties, the Representatives or CWCO shall have the right to postpone the Closing Date or any Option

Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and CWCO agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 13 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and/or Optional Shares.

         14. INFORMATION FURNISHED BY UNDERWRITERS. The statement set forth on the third paragraph from the bottom of the cover page of the Prospectus regarding the terms of the Offering by the Underwriters, the identity of the Underwriters set forth in the first paragraph under the heading "Underwriting," the concession and reallowance figures appearing in the third paragraph under the heading "Underwriting," the representations with respect to stabilization activities in the tenth paragraph under the heading "Underwriting," the eighth, ninth and tenth paragraphs under the heading "Underwriting" regarding stabilization, passive market making, syndicate covering transactions, penalty bids and discretionary authority under the heading "Underwriting" constitute the only written information furnished by reference or on behalf of any Underwriter referred to in Sections 1(b) and 10 hereof.

         15. NOTICE. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered or telecopied and confirmed to such Underwriter, c/o Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Mr. William L. Rulon-Miller, facsimile number (215) 665-6197 on c/o Wells Fargo Securities, LLC, 230 West Monroe, Suite 2900, Chicago, Illinois 60606, Attention: Stephen T. Moss, facsimile number (312) 762-9059 with a copy to Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, Attention: Justin P. Klein, Esquire, facsimile number (215) 864-8999; if sent to CWCO, shall be mailed, delivered or telecopied and confirmed to Consolidated Water Co. Ltd., Trafalgar Place, West Bay Road, P.O. Box 1114GT, Grand Cayman, Cayman Islands, B.W.I., Attention: Jeffrey M. Parker, facsimile number (345) 949-2957, with a copy to Edwards & Angell, LLP, 350 East Las Olas Boulevard, Suite 1150, Fort Lauderdale, Florida 33301-4215,
Attention: Leslie J. Croland, P.A., facsimile number (954) 727-2601; if sent to the Selling Shareholder, shall be mailed, delivered or telecopied and confirmed to J. Bruce Bugg, Jr. c/o Argyle Partners, Ltd., Nations Bank Plaza 300 Convent Street, Suite 1500, San Antonio, Texas 78205, with a copy to Eliot D. Raffkind, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201.

         16. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, CWCO, the Seller Shareholder and the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

         17. DEFINITION OF BUSINESS DAY. For purposes of this Agreement, "business day" means any day on which the Nasdaq National Market is opened for trading.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and all such counterparts will constitute one and the same instrument.

         19. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within such Commonwealth.

         If the foregoing correctly sets forth your understanding of our agreement, please sign and return to CWCO the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

                         Very truly yours,

                         CONSOLIDATED WATER CO. LTD.



                         By: /s/ Jeffrey M. Parker
                            -----------------------------------------------
                                 Jeffrey M. Parker
                                 Chairman, Chief Executive Officer

                         ARGYLE/CAY-WATER, LTD., the selling shareholder named in Schedule II hereto

                         By:  Argyle Partners, Ltd., its sole general partner

                              By:  Argyle Investment Co., L.L.C., its sole
                              general partner



                                     By:  /s/ J. Bruce Bugg, Jr.
                                        ---------------------------------------
                                        J. Bruce Bugg, Jr.
                                        Chairman and Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JANNEY MONTGOMERY SCOTT LLC
As Representative of the several Underwriters named on
Schedule I

By: JANNEY MONTGOMERY SCOTT LLC

By: /s/ William L. Rulon-Miller
   ---------------------------------------------

     Name: William L. Rulon-Miller
     Title: Senior Vice President

WELLS FARGO SECURITIES, LLC
As Representative of the several Underwriters named on
Schedule I

By:  WELLS FARGO SECURITIES, LLC

By: /s/ Steven D. Piper
   ---------------------------------------------
     Name: Steven D. Piper
     Title: Compliance Officer

                                   SCHEDULE I

                            Schedule of Underwriters


                                                                          Number of Firm Shares
Underwriter                                                                 to be Purchased
-----------                                                               ---------------------
Janney Montgomery Scott LLC....................................................1,075,363

Wells Fargo Securities, LLC......................................................467,299

Fahnestock & Co., Inc.............................................................75,000

The Seidler Companies Incorporated................................................75,000

First Southwest Company...........................................................75,000


Total..........................................................................1,767,662
                                                                               =========


                                   SCHEDULE II


Firm Shares                                                             Number of
Selling Shareholder                                                     Firm Shares
Argyle/Cay-Water, Ltd.                                                  567,662

Total.................................................................. 567,662

                                  SCHEDULE III

                  Persons Who Are to Deliver Lock-Up Agreements


                  Lock-Up Agreements are to be delivered by the following persons and entities immediately prior to the time the SEC declares the Registration Statement effective:

                  Jeffrey M. Parker
                  Frederick W. McTaggart
                  Kenneth R. Crowley
                  Gregory S. McTaggart
                  Robert B. Morrison
                  Gerard Pereira
                  Peter D. Ribbins
                  Brent Santha
                  William T. Andrews
                  J. Bruce Bugg, Jr.
                  Brian E. Butler
                  Stephen A. Carr
                  Carson J. Ebanks
                  Richard L. Finlay
                  Clarence B. Flowers, Jr.
                  Wilmer Pergande
                  Raymond Whittaker
                  Argyle/Cay-Water, Ltd.
                  North American Mortgage & Finance Corporation

                                    EXHIBIT A

                    Matters to be Covered in the Opinions of
                         Counsels for CWCO, Belize Water
                           and the Acquired Companies


                  1. CWCO has been duly organized and is validly existing as a corporation in good standing under the laws of the Cayman Islands with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                  2. Belize Water and each Acquired Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own its properties and conduct its current business. The outstanding shares of capital stock of Belize Water and each Acquired Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned by CWCO, either directly or indirectly; and to the best of such counsel's knowledge, the outstanding shares of capital stock of Belize Water and each Acquired Company are owned by CWCO, either directly or indirectly, free and clear of all liens, encumbrances and security interests. To the best knowledge of such counsel, no options, warrants or other rights to purchase any shares of capital stock of CWCO are outstanding.

                  3. CWCO has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus and the authorized Ordinary Shares have been duly authorized. The outstanding shares of Ordinary Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Ordinary Shares conform as to legal matters to the description thereof contained in the Prospectus. Certificates for the Ordinary Shares to be sold by CWCO pursuant to this Agreement (the "Shares") are in due and proper form and the have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders, by operation of law, or to the knowledge of such counsel, by contract exists with respect to any of the Shares or the issue and sale thereof.

                  4. Based on the oral advice of a member of the Division of Corporation Finance of the SEC, the Registration Statement has become effective under the Act, and no stop order proceedings with respect thereto have been instituted or are pending or, to the best knowledge of such counsel, threatened under the Act.

                  5. The Registration Statement, the Prospectus and each amendment or supplement thereto and each document incorporated by reference therein, comply as to form in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and notes thereto, schedules and other financial and statistical information included or incorporated by reference therein).

                  6. The statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate and fairly present the information called for with respect to such documents and matters.

                  7. Such counsel does not know of any contracts or documents required to be filed as exhibits to, or incorporated by reference in, the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed, incorporated by reference or described as required, and such required contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                  8. There are no material legal proceedings pending or to the knowledge of such counsel, threatened against CWCO, Belize Water or any Acquired Company, except as set forth in the Prospectus.

                  9. This Agreement has been duly authorized, executed and delivered by CWCO, and, assuming due execution by the Representatives of the Underwriters, constitutes the valid and binding agreement of CWCO, enforceable against CWCO, in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated does not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the respective Amended and Restated Memorandum of Association and Amended and Restated Articles of Association or other governing documents of CWCO, Belize Water or any Acquired Company, or to such counsel's knowledge, any agreement or instrument to which CWCO, Belize Water or any Acquired Company is a party or by which any of them may be bound that is material to CWCO, Belize Water and the Acquired Companies, taken as a whole.

                  10. No approval, consent, order or authorization by any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or by state securities and Blue Sky laws as to which such counsel need express no opinion).

                  11. Neither CWCO nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  12. In addition to the matters set forth above, although such counsel has not undertaken, except as otherwise indicated in this opinion, to determine independently, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that would cause such counsel to have reason to believe that (a) the Registration Statement or any post-effective amendment thereto on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, or that (b) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that with respect to both clause (a) and (b) above such counsel need express no opinion with respect to the financial statements and notes thereto, financial schedules and financial and statistical information included in the Registration Statement or the Prospectus.

                  The foregoing opinion may be limited to the laws of the United States, the laws of the Cayman Islands, the British Virgin Islands, Barbados and the Bahamas. Such counsel may rely as to questions of fact upon the representations of CWCO set forth in this Agreement and upon certificates of officers of CWCO and of government officials, all of which certificates must be satisfactory in form and scope to counsel for the Underwriters.

                                    EXHIBIT B

                     Matters to be Covered in the Opinion of
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                       Counsel for the Selling Shareholder


                  1. This Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder and is a valid, legal and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the, Selling Shareholder's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  2. To the best knowledge of such counsel, the Selling Shareholder has full legal right, power and authorization, and any approval required by applicable federal law (other than any approval required under the applicable state securities or blue sky laws, as to which such counsel need express no opinion), to sell, assign, transfer and deliver valid title to the Shares to be sold by the Selling Shareholder in the manner provided by this Agreement.

                  3. To the best knowledge of such counsel, the execution and delivery of this Agreement by the, Selling Shareholder and the consummation of the transactions contemplated hereby and thereby will not conflict with, violate, result in a breach of or constitute a default under the terms or provisions of any agreement, indenture, mortgage or other instrument to which the Selling Shareholder is a party or by which it or any of its assets or property is bound, or any court order or decree or any law, rule, or regulation applicable to the Selling Shareholder or to any of the property or assets of the Selling Shareholder.

                  4. Upon delivery to the Underwriters of the Shares to be sold by the Selling Shareholder pursuant to this Agreement against payment therefor as contemplated herein, the Underwriters, assuming they have purchased the Shares in good faith and without notice of any adverse claim and assuming that there are no events or circumstances peculiar to any individual Underwriter which might result in any adverse claim, will acquire such Shares free and clear of any adverse claim.




                                      B-1